PERSONAL GUARANTY

To: Interiors Investors, L.L.C. (the "Lender")
    c/o Robert Berman
    100 E. Huron, Apartment No. 3405
    Chicago, Illinois  60616

Ladies and Gentlemen:

            To induce the Lender to provide or to continue to make extensions of credit and other financial accommodations to Stylecraft Lamps, Inc., a Tennessee corporation ("Stylecraft"), and Petals, Inc., a Delaware corporation ("Petals", and, together with Stylecraft, the "Borrowers") as evidenced by that certain Promissory Note, dated as of March 19, 2001 issued by the Borrowers to the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Promissory Note"), and the Loan Documents related thereto, in respect of which financial accommodations the undersigned shall derive direct and indirect benefits, the undersigned, each having an address at c/o Interiors, Inc., 320 Washington St., Mount Vernon, New York 10553, hereby unconditionally guarantee to you and your successors and assigns, prompt payment when due, of all sums which shall or may become due to you pursuant to the Promissory Note and the other Loan Documents or any other agreement, purchase order, document or instrument, heretofore, now or hereafter executed by Borrowers and delivered to you in connection with the Promissory Note and the other Loan Documents, and of all costs, expenses and attorneys' fees incurred by you by reason of default by the Borrowers thereunder and by reason of your enforcement of this Guaranty (such sums are hereinafter collectively referred to as the "indebtedness"). The undersigned hereby agree that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Promissory Note.

            The undersigned hereby unconditionally guarantee, jointly and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, including, without limitation, (i) the principal of and interest on the Term Loan, (ii) the Special Sale Payment, if any, and (iii) all other amounts payable by the Borrowers under the Promissory Note and the other Loan Documents (all of the foregoing, the "Guaranteed Obligations"). Upon the failure by any Borrower to pay punctually any such amount, each of the undersigned agrees that he/she shall forthwith on demand pay such amount at the place and in the manner specified in the Promissory Note or the relevant Loan Document, as the case may be.

            Except for written demand made by Lender with respect to payment hereunder, the undersigned hereby waive diligence, demand for payment and any and all notices with respect to the indebtedness. The undersigned hereby covenant that this Guaranty shall not be discharged and terminated except by and upon the complete performance (i) by the undersigned of the obligations contained herein following the occurrence and continuance of an Event of Default pertaining only to the failure of any

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Borrower to pay any of the Guaranteed Obligations when the same shall become due and payable; or (ii) by any Borrower of its Obligations under the Promissory
Note or the other Loan Documents and any other agreement, note, contract, document or instrument now or hereafter executed by any Borrower and delivered to you in connection with the Promissory Note and the other Loan Documents. This Guaranty shall be irrevocable. You shall have the exclusive right to determine the application of payments and credits, if any, from the undersigned, any Borrower or from any other person, firm or corporation, on account of the indebtedness.

            The undersigned assume the responsibility for keeping themselves informed of the financial condition of any Borrower and of all other circumstances bearing upon the risk of non-payment of the indebtedness that diligent inquiry would reveal, and the undersigned hereby agree that you shall have no duty to advise the undersigned of information known to you regarding such condition or any such circumstances.

            The undersigned agree that, to the extent that any Borrower makes a payment or payments to you, or you receive any proceeds of Collateral (as defined in the Loan Documents), which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, its estate, trustee, receiver or any other party, including, without limitation, the undersigned, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the indebtedness or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction and, if prior thereto this Guaranty shall have been cancelled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge or otherwise affect the obligations of the undersigned in respect of the amount of such payment.

            The undersigned further agree that any and all claims of the undersigned against any Borrower or any Borrowers' property shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all indebtedness of the Borrowers to you.

            In the event bankruptcy or insolvency proceedings, or proceedings for reorganization, or for the appointment of a receiver, trustee or custodian for any Borrower or over its property or any substantial portion thereof, are instituted by or against any Borrower, or if any Borrower makes an assignment for the benefit of creditors, or disposes of all or a substantial portion of its property, or if any Borrower defaults with respect to the payment of the indebtedness as the same becomes due, or fails promptly to cure any Event of Default under (and as defined in) the Promissory Note, then upon any such event ("default"), the liabilities of the undersigned hereunder shall, at your option, and without notice, become immediately fixed and shall be enforceable for the full amount thereof, whether then due or not, the same as though all said liabilities had become past due.


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

            The undersigned hereby agrees that the obligations of the undersigned hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the indebtedness, (ii) any law, regulation or order affecting any term of the indebtedness or your rights with respect thereto,
(iii) the absence of any attempt to collect the indebtedness from any Borrower or other action to enforce the same, (iv) any amendment, modification or waiver of, or consent by you with respect to, any provision of the Promissory Note or the other Loan Documents, any other agreement, notice, purchase order, document or instrument, now or hereafter executed by any Borrower and delivered to you including, without limitation, any change in the time, manner or place of payment or any other term of the indebtedness, provided, however, that notwithstanding anything herein or in any other Loan Document to the contrary, no modification, amendment or waiver shall, without the prior written consent of each of the undersigned (which consent shall not be unreasonably withheld or delayed), increase the principal amount of the Promissory Note or the Special Sale Payment, provided, that, irrespective of whether any such consent is given by the Guarantors, this Guaranty shall remain in full force and effect with respect to all Guaranteed Obligations arising prior to such modification, waiver or amendment, (v) your failure to take any steps to preserve your rights to any security for the indebtedness, (vi) any exchange, release, or failure to perfect a security interest in any security for the indebtedness, or (vii) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor or of any Borrower.

            This Guaranty shall be binding upon the undersigned and upon their respective successors, heirs and assigns and shall inure to your benefit; all references herein to the Borrowers and to the undersigned shall be deemed to include their respective successors, heirs and assigns and legal representatives, as applicable. The Borrowers' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the applicable Borrower. All words used herein in the plural shall be deemed to have been used in the singular and all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require. In addition, all references herein to the "undersigned" or "you" shall be deemed to be a reference to either, both or all of the undersigned or you, as the context and construction require.

            THIS GUARANTY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION SECTION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.


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

            EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN ANY OF THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. EACH OF THE PARTIES HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY SUCH PARTY MAY FILE AN ORIGINAL OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


                                        ________________________________________
                                        MAX MUNN


                                        ________________________________________
                                        LAURIE MUNN

Dated as of __________, 20__


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